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                                                                    EXHIBIT 99.1
                      [Form of Consolidated Stores Proxy]
                        CONSOLIDATED STORES CORPORATION                    PROXY

                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD JANUARY   , 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby (1) acknowledges receipt of the Notice of Special
Meeting to be held on January   , 1998 and the accompanying Joint Proxy
Statement/Prospectus, and (2) appoints              and              , and each
of them, proxies of the undersigned with full power of substitution to vote as indicated herein all shares of Common Stock of Consolidated Stores Corporation
("Consolidated Stores") held of record by the undersigned on December   , 1997,
at the special meeting of stockholders to be held on January   , 1998 or any
postponements or adjournments thereof, with all the powers the undersigned would possess if then and there personally present.

1. Proposal to approve the Share Issuance pursuant to the terms of the Agreement and Plan of Merger, dated as of November 4, 1997, by and among Consolidated Stores, MBC Consolidated Acquisition Corporation, a wholly owned subsidiary of Consolidated Stores, and Mac Frugal's Bargains - Close-outs Inc. ("Mac Frugal's"), pursuant to which the shares of Mac Frugal's will be converted into shares of Consolidated Stores.

                  FOR  [ ]      AGAINST  [ ]      ABSTAIN  [ ]

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting or any adjournments or postponements thereof.
                      (Continued, and to be dated and signed, on the other side)

(Continued from other side)

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ABOVE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1 AND WITH DISCRETIONARY AUTHORITY ON ALL MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

CONSOLIDATED STORES' BOARD OF DIRECTORS RECOMMENDS THAT CONSOLIDATED STORES' STOCKHOLDERS VOTE FOR ITEM 1.
                                                   Dated                  , 1997
                                                         ----------------


                                                   -----------------------------
                                                   Signature(s) of Stockholders

                                                   -----------------------------
                                                   Signature(s) of Stockholders

                                                   (PLEASE SIGN EXACTLY AS YOUR
                                                   NAME APPEARS HEREON. IF
                                                   SHARES ARE HELD JOINTLY, ALL
                                                   HOLDERS MUST SIGN. WHEN
                                                   SIGNING AS ATTORNEY,
                                                   EXECUTOR, ADMINISTRATOR,
                                                   TRUSTEE OR GUARDIAN, PLEASE
                                                   GIVE YOUR FULL TITLE. IF A
                                                   CORPORATION, PLEASE SIGN IN
                                                   FULL CORPORATE NAME BY
                                                   PRESIDENT OR OTHER AUTHORIZED
                                                   OFFICER. IF A PARTNERSHIP,
                                                   PLEASE SIGN IN PARTNERSHIP
                                                   NAME BY AUTHORIZED PERSON,
                                                   INDICATING WHERE PROPER,
                                                   OFFICIAL POSITION OR
                                                   REPRESENTATIVE CAPACITY.)
 PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

[ ] If you plan to attend the Special Meeting of Stockholders, please check this box.